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        Filed pursuant to Rule 497(a)(1)
File No. 333-114656
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Ares Capital Corporation Announces Initial Public Offering

LOS ANGELES, October 5, 2004 — Ares Capital Corporation (Nasdaq: ARCC) announced that it priced its initial public offering of 11,000,000 shares of common stock at $15.00 per share, raising $165.0 million in gross proceeds.

The shares are expected to be delivered on Friday, October 8, 2004. Ares Capital Corporation has also granted the underwriters an option to purchase up to an additional 1,650,000 shares of common stock to cover over-allotments, if any.

The Company announced that it has also exercised its right to purchase a portfolio of securities for approximately $150 million as described in more detail in its final prospectus.

Merrill Lynch & Co. and Wachovia Securities acted as joint book-running managers for the transaction. Jefferies & Company, Inc. acted as co-manager.

About Ares Capital Corporation

Ares Capital Corporation is a newly organized closed-end, non-diversified management investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940. Its investment objectives are to generate both current income and capital appreciation through debt and equity investments. Ares Capital Corporation intends to invest primarily in first and second lien senior loans and mezzanine debt, which in some cases may include an equity component, and, to a lesser extent, in equity investments in private middle market companies.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement relating to these securities was filed and has been declared effective by the Securities and Exchange Commission.

A copy of the final prospectus to the offering may be obtained from Merrill Lynch & Co., Inc., 4 World Financial Center, 250 Vesey Street, New York, NY 10080; Wachovia Securities, 301 South College Street, Charlotte, NC 28288; and Jefferies & Company, Inc., 520 Madison Avenue, 12th Floor, New York, NY 10022.

Contact:
Winner & Associates
Bob Rawitch
818-385-1900
brawitch@winnr.com

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Ares Capital Corporation Announces Initial Public Offering